SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION (MERGER SAI) OF THE LISTED FUND:

DWS Institutional Funds

DWS Enhanced Commodity Strategy Fund - Class M Shares
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On June 28, 2010, the Board that oversees DWS Enhanced Commodity Strategy Fund (“ECS Open-End Fund”) and DWS Enhanced Commodity Strategy Fund, Inc. (“ECS Closed-End Fund”) approved a reduction in both the amount and the period of the redemption fee applicable to Class M shares of ECS Open-End Fund to be issued in connection with the proposed merger of ECS Closed-End Fund into ECS Open-End Fund. Now a 0.5% redemption fee will apply to redemptions and exchanges of Class M shares from the ECS Open-End Fund for six months following the merger.

All references in the Merger SAI, dated May 25, 2010, to a 1% redemption fee applicable to Class M shares for a period of one year from the date of the merger should be disregarded. Instead, Class M shares of ECS Open-End Fund will be subject to a redemption fee of 0.5% of the total amount (calculated at net asset value) redeemed or exchanged within six months from the date of the merger.

June 29, 2010